Exhibit 1.1

5,000,000 Shares

The Habit Restaurants, Inc.

Class A Common Stock

($0.01 par value)

PURCHASE AGREEMENT

[●], 2015

PIPER JAFFRAY & CO.

ROBERT W. BAIRD & CO. INCORPORATED

WELLS FARGO SECURITIES, LLC

As Representatives of the several

Underwriters named in Schedule II hereto

c/o	Piper Jaffray & Co.

800 Nicollet Mall

Minneapolis, Minnesota 55402

c/o	Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

c/o	Wells Fargo Securities, LLC

375 Park Avenue

4th Floor

New York, NY 10152

Ladies and Gentlemen:

Those certain stockholders of The Habit Restaurants, Inc., a Delaware corporation, or any successor or predecessor (by merger, conversion, reorganization, change of form, change of name or otherwise) thereto or affiliate thereof (the “Company”) listed in Schedule I hereto (the “Selling Stockholders”), severally and not jointly propose to sell to the several Underwriters named in Schedule II hereto (the “Underwriters”) an aggregate of 5,000,000 shares (the “Firm Shares”) of Class A Common Stock, $0.01 par value per share (the “Class A Common Stock”), of the Company. The Selling Stockholders have also granted to the several Underwriters an option to purchase up to 750,000 additional shares of Class A Common Stock on the terms and for the purposes set forth in Section 3 hereof (the “Option Shares”). The Firm Shares and any Option Shares purchased pursuant to this Purchase Agreement (this “Agreement”) are herein collectively called the “Securities.”

The Company is the sole managing member of The Habit Restaurants, LLC (the “Subsidiary”).

Each of the Company, the Subsidiary and the Selling Stockholders hereby confirm its agreement with respect to the sale of the Securities by the Selling Stockholders to the several Underwriters, for whom Piper Jaffray & Co., Robert W. Baird & Co. Incorporated and Wells Fargo Securities, LLC are acting as representatives (the “Representatives”). As used in this Agreement, references to “you” or “your” shall refer to the Representatives.

1. Registration Statement and Prospectus. A registration statement on Form S-1 (File No. 333-207872) with respect to the Securities, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (“Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission. Such registration statement, including the amendments, exhibits and schedules thereto, as of the time it became effective, including the Rule 430A Information (as defined below), is referred to herein as the “Registration Statement.” The Company will prepare and file a prospectus pursuant to Rule 424(b) of the Rules and Regulations that discloses the information previously omitted from the prospectus in the Registration Statement in reliance upon Rule 430A of the Rules and Regulations, which information will be deemed retroactively to be a part of the Registration Statement in accordance with Rule 430A of the Rules and Regulations (“Rule 430A Information”). If the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b) of the Rules and Regulations (such registration statement, including the contents of the Registration Statement incorporated by reference therein is the “Rule 462(b) Registration Statement”). References herein to the “Registration Statement” will be deemed to include the Rule 462(b) Registration Statement at and after the time of filing of the Rule 462(b) Registration Statement. “Preliminary Prospectus” means any prospectus included in the Registration Statement prior to the effective time of the Registration Statement, any prospectus filed with the Commission pursuant to Rule 424(a) under the Rules and Regulations and each prospectus that omits Rule 430A Information used after the effective time of the Registration Statement. “Prospectus” means the prospectus that discloses the public offering price and other final terms of the Securities and the offering and otherwise satisfies Section 10(a) of the Act. All references in this Agreement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing, is deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System or any successor system thereto (“EDGAR”).

2. Representations and Warranties of the Company, the Subsidiary and the Selling Stockholders.

(a) Representations and Warranties of the Company and the Subsidiary. Each of the Company and the Subsidiary, jointly and severally, represents and warrants to each Underwriter and agrees with each Underwriter as follows:

(i) Registration Statement and Prospectuses. The Registration Statement and any post-effective amendment thereto have been declared effective by the Commission. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued, and no proceeding for that purpose has been initiated or, to the Company’s Knowledge (as defined below), threatened by the Commission. No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus (or any supplement thereto) has been issued by the Commission and no proceeding for that purpose has been initiated or, to the Company’s Knowledge, threatened by the Commission. As of the time each part of the Registration Statement (or any post-effective amendment thereto) became or becomes effective, such part conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations. Upon the filing or first use within the meaning of the Rules and Regulations, each Preliminary Prospectus and the Prospectus (or any supplement to either) conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations.

(ii) Accurate Disclosure. Each Preliminary Prospectus, at the time of filing thereof or the time of first use within the meaning of the Rules and Regulations, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither the Registration Statement nor any amendment thereto, at the effective time of each part thereof, and as amended or supplemented, if applicable, at the First Closing Date (as defined below) or at any Second Closing Date (as defined below), contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Time of Sale (as defined below), neither (A) the Time of Sale Disclosure Package (as defined below) nor (B) any issuer free writing prospectus (as defined below), when considered together with the Time of Sale Disclosure Package, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) of the Rules and Regulations, and as amended or supplemented, if applicable, at the First Closing Date or at any Second Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties in this Section 2(a)(ii) shall not apply to statements in or omissions from any Preliminary Prospectus, the Registration Statement (or any amendment thereto), the Time of Sale Disclosure Package or the Prospectus (or any supplement thereto) made in reliance upon, and in conformity with, written information furnished to the Company by (i) you, or by any Underwriter through you, specifically for use in the preparation of such document, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(f) or (ii) any Selling Stockholder specifically for use in the preparation of such document, it being understood and agreed that the only such information furnished by any Selling Stockholder consists of the Selling Stockholder Information.

Each reference to an “issuer free writing prospectus” herein means an issuer free writing prospectus as defined in Rule 433 of the Rules and Regulations.

“Time of Sale Disclosure Package” means the Preliminary Prospectus dated November 6, 2015, any free writing prospectus set forth on Schedule IV and the information on Schedule V, all considered together.

Each reference to a “free writing prospectus” herein means a free writing prospectus as defined in Rule 405 of the Rules and Regulations.

“Time of Sale” means [●] [a/p].m. (Eastern time) on the date of this Agreement.

“Company’s Knowledge” means the knowledge of the Company or the Subsidiary.

(iii) Issuer Free Writing Prospectuses.

(A) Each issuer free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives as described in Section 4(a)(iii)(B), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Preliminary Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any issuer free writing prospectus based upon and in conformity with written information furnished to the Company by (i) you or by any Underwriter through you specifically for use therein; it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(f) or (ii) any Selling Stockholder specifically for use in the preparation of such document, it being understood and agreed that the only such information furnished by any Selling Stockholder consists of the Selling Stockholder Information.

(B) At the time of filing the Registration Statement and any post-effective amendment thereto, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Rules and Regulations, without taking account of any determination by the Commission pursuant to Rule 405 of the Rules and Regulations that it is not necessary that the Company be considered an ineligible issuer.

(C) Each issuer free writing prospectus satisfied, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities, all other conditions to use thereof as set forth in Rules 164 and 433 under the Act.

(iv) Emerging Growth Company. From the time of filing of the Registration Statement to the Commission through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”).

(v) Testing-the-Waters Materials. Neither the Company nor the Subsidiary has engaged in any Testing-the-Waters Communications or authorized anyone to engage in Testing-the-Waters Communications. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act.

(vi) No Other Offering Materials. Neither the Company nor the Subsidiary has distributed nor will distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Act to be distributed by the Company; provided, however, that, except as set forth on Schedule IV, neither the Company nor the Subsidiary has made nor will make any offer relating to the Securities that would constitute a free writing prospectus, except in accordance with the provisions of Section 4(a)(xiii) of this Agreement and neither the Company nor the Subsidiary has made or will make any communication relating to the Securities that would constitute a Testing-the-Waters Communication.

(vii) Financial Statements. The financial statements of the Company or the Subsidiary, as the case may be, and their consolidated subsidiaries, together with the related notes, set forth in the Registration Statement, the Time of Sale Disclosure Package and Prospectus comply in all material respects with the requirements of the Act and fairly present the financial condition of the Company or the Subsidiary, as the case may be, and their consolidated subsidiaries as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles in the United States consistently applied throughout the periods involved; the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; all non-GAAP financial information included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus complies with the requirements of Regulation G and Item 10 of Regulation S-K under the Act; and, except as disclosed in the Time of Sale Disclosure Package and the Prospectus, there are no material off-balance sheet arrangements (as defined in Regulation S-K under the Act, Item 303(a)(4)(ii)) or any other relationships with unconsolidated entities or other persons, that may have a material current or, to the Company’s Knowledge, material future effect on the Company’s or the Subsidiary’s, as the case may be, financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses. No other financial statements or schedules are required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus. Moss Adams LLP, which has delivered its opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, is (x) an independent registered public accounting firm with respect to the Company and the Subsidiary within the meaning of the Act, the Rules and Regulations and within the rules and regulations adopted by the Public Company Accounting Oversight Board (United States) and as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and (y) not in violation of the auditor independence requirements of the Sarbanes-Oxley Act.

(viii) Organization and Good Standing. Each of the Company, the Subsidiary and their consolidated subsidiaries has been duly organized and is validly existing as a corporation, limited liability company or other organization, as applicable, in good standing (to the extent such concept exists in the applicable jurisdiction) under the laws of its respective jurisdiction of incorporation, formation or organization. Each of the Company, the Subsidiary and their consolidated subsidiaries has full corporate or limited liability company power and authority to own or lease, as the case may be, its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign business entity in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to have such power or to be so qualified or be in good standing would, individually or in the aggregate, (a) have a material adverse effect upon the business, prospects, management, properties, operations, condition (financial or otherwise) or results of operations of the Company, the Subsidiary and their consolidated subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, (b) prevent or materially interfere with the consummation of the transactions contemplated hereby or (c) prevent the Securities from being accepted for listing on, or resulting in the delisting of the Securities from, the NASDAQ Global Market (the occurrence of any of the foregoing events, effects or any such prevention or interference as described in clauses (a), (b) and (c) being a “Material Adverse Effect”).

(ix) Absence of Certain Events. Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, none of the Company, the Subsidiary or any of their consolidated subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock or limited liability company interests, as the case may be; and there has not been any change in the capital stock or limited liability company interests, as the case may be (other than a change in the number of outstanding shares of Class A Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or conversion of convertible securities), or any material change in the short-term or long-term debt (other than as a result of the conversion of convertible securities), or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock or limited liability company interests, as the case may be, of the Company, the Subsidiary or any of their consolidated subsidiaries, or any material adverse change in the general affairs, condition (financial or otherwise), business, prospects, management, properties, operations or results of operations of the Company, the Subsidiary and their consolidated subsidiaries, taken as a whole, or any event that would prevent or materially interfere with the consummation of the transactions contemplated hereby or prevent the Securities from being accepted for listing on, or resulting in the delisting of the Securities from the NASDAQ Global Market (“Material Adverse Change”) or any development which would reasonably be expected to result in any Material Adverse Change.

(x) Absence of Proceedings. Except as set forth in the Time of Sale Disclosure Package and in the Prospectus, there is not (a) pending or, to the Company’s Knowledge, threatened or contemplated, any action, suit, claims, investigations or proceeding to which the Company, the Subsidiary or any of their consolidated subsidiaries is a party or (b) to the Company’s Knowledge, pending, threatened or contemplated, any action, suit, claims, investigations or proceeding which has as the subject thereof any officer or director of the Company, the Subsidiary or any of their consolidated subsidiaries, any employee benefit plan sponsored by the Company, the Subsidiary or any of their consolidated subsidiaries or any property or assets owned or leased by the Company, the Subsidiary or any of their consolidated subsidiaries before or by any court or Governmental Authority (as defined below), or any arbitrator, which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Change, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which are otherwise material in the context of the sale of the Securities. There are no current or, to the Company’s Knowledge, pending, legal, governmental or regulatory actions, suits, claims, investigations or proceedings (x) to which the Company, the Subsidiary or any of their consolidated subsidiaries is subject or (y) which has as the subject thereof any officer or director of the Company, the Subsidiary or any of their consolidated subsidiaries, any employee plan sponsored by the Company, the Subsidiary or any of their consolidated subsidiaries or any property or assets owned or leased by the Company, the Subsidiary or any of their consolidated subsidiaries, that are required to be described in the Registration Statement, Time of Sale Disclosure Package and Prospectus by the Act or by the Rules and Regulations and that have not been so described.

(xi) Authorization; No Conflicts; Authority. This Agreement has been duly authorized, executed and delivered by the Company, and this Agreement constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Subsidiary or any of their consolidated subsidiaries pursuant to any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement, obligation, condition, covenant or other agreement or instrument to which the Company, the Subsidiary or any of their consolidated subsidiaries is a party or by which the Company, the Subsidiary or any of their consolidated subsidiaries is bound or to which any of the property or assets of the Company, the Subsidiary or any of their consolidated subsidiaries is subject, (B) result in any violation of the provisions of the charter, by-laws, operating agreement, certificate of formation or similar organizational documents, as applicable, of the Company, the Subsidiary or any of their consolidated subsidiaries or (C) result in the violation of any law or statute or any judgment, order, rule, regulation or decree of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority or administrative agency having jurisdiction over the Company, the Subsidiary or any of their consolidated subsidiaries or any of their properties or assets (each, a “Governmental Authority”), except in the case of clauses (A) and (C) as would not, individually or in the aggregate, result in a Material Adverse Effect. No consent, approval, authorization or order of, or registration or filing with, any Governmental Authority is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the sale of the Securities by the Selling Stockholders, except such as may be required under the Act, the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the rules of the NASDAQ Global Market or state securities or blue sky laws and those, the absence of which, would not have a Material Adverse Effect; and the Company has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the sale of the Securities as contemplated by this Agreement.

(xii) Capitalization; the Securities; Registration Rights. All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Class A Common Stock, and all LLC Units (as defined below) and other membership interests of the Subsidiary (“Membership Interests”) are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state and foreign securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing (a copy of which has been delivered to counsel to the Representatives); the Securities which may be sold hereunder by the Selling Stockholders (which includes the Securities issued by the Company upon exchange of LLC Units by the Selling Stockholders) have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable; and the capital stock of the Company, including the Class A Common Stock, the Membership Interests and the Securities, conform to in all material respects to the descriptions thereof in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus. Except as otherwise stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, (A) there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Class A Common Stock or Membership Interests pursuant to the Company’s or the Subsidiary’s, as the case may be, charter, by-laws, operating agreement, certificate of formation or any agreement or other instrument to which the Company, the Subsidiary or any of their consolidated subsidiaries is a party or by which the Company, the Subsidiary or any of their consolidated subsidiaries is bound, (B) neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Class A Common Stock, the Membership Interests or other securities of the Company or the Subsidiary that have not been validly waived in writing (collectively “Registration Rights”) and (C) any person to whom the Company or the Subsidiary has granted Registration Rights has agreed not to exercise or has otherwise validly waived in writing such rights until after expiration of the Lock-Up Period (as defined below). All of the issued and outstanding shares of capital stock of each of the Company’s consolidated subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company beneficially owns all of the issued and outstanding shares of such stock, either directly or through the Subsidiary, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus under the caption “Capitalization.” The Class A Common Stock (including the Securities) conforms in all material respects to the description thereof contained in the Time of Sale Disclosure Package and the Prospectus. Immediately after the sale of the Securities to the Underwriters, no shares of preferred stock, or any class of capital stock of the Company, other than Class A Common Stock and Class B Common Stock, shall be outstanding and no holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants, preemptive rights, rights of first refusal or other rights to purchase capital stock or any other securities of the Company shall have any existing or future right to acquire any shares of any preferred stock or class of capital stock of the Company, other than Class A Common Stock, except to the extent set forth in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.

(xiii) Stock Options. Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no options, warrants, profits interests, agreements, contracts or other rights in existence to purchase or acquire from the Company, the Subsidiary or any of their consolidated subsidiaries any shares of the capital stock of the Company, the Subsidiary or any of their consolidated subsidiaries. The description of the stock option, stock bonus and other stock plans or arrangements of the Company and the Subsidiary (the “Company Stock Plans”), and the options (the “Options”) or other rights granted thereunder, set forth in the Time of Sale Disclosure Package and the Prospectus accurately and fairly present in all material respects the information required to be shown with respect to such plans, arrangements, options and rights. Each grant of an Option (A) was duly authorized no later than the date on which the grant of such Option was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company or the board of managers of the Subsidiary, as the case may be (or a duly constituted and authorized committee thereof) and any required stockholder or member approval, as applicable, by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto and (B) was made in accordance with the terms of the applicable Company Stock Plan, and all applicable laws and regulatory rules or requirements, including all applicable federal securities laws.

(xiv) Compliance with Laws; Necessary Permits, etc. The Company, the Subsidiary and each of their consolidated subsidiaries holds, and is operating in compliance in all material respects with, all material franchises, grants, authorizations, licenses, permits, easements, consents, clearances, registrations, certificates and orders (“Governmental Licenses”) of any Governmental Authority or self-regulatory body required for the conduct of their business. None of the Company, the Subsidiary or any of their consolidated subsidiaries has received notice of any revocation of, modification of or non-compliance with any Governmental License; and neither the Company nor the Subsidiary has any reason to believe that it will receive any notice of proceedings relating to the revocation or material modification of, or material non-compliance with, any

Governmental Licenses. Neither of the Company nor the Subsidiary has any reason to believe that any Governmental License will not be renewed in the ordinary course; and the Company, the Subsidiary and each of their consolidated subsidiaries are in compliance in all material respects with all applicable federal, state, local and foreign laws, rules, regulations, orders and decrees.

(xv) Ownership of Assets. The Company, the Subsidiary and their consolidated subsidiaries have good and marketable title to all property and assets (whether real or personal) described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus or such which would not, individually or in the aggregate, result in a Material Adverse Effect. The property held under lease by the Company, the Subsidiary and their consolidated subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company, the Subsidiary or any of their consolidated subsidiaries.

(xvi) Intellectual Property. The Company and the Subsidiary own or possess, or can acquire on reasonable terms, all material patents, patent rights, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names used in or necessary for the conduct of the Company’s and the Subsidiary’s businesses as now currently conducted, except where the failure to own or license any of the foregoing, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any written notice of a claim that the Company or any of its subsidiaries is infringing or has infringed such rights of a third party, and to the Company’s Knowledge no such infringement is occurring or has occurred. There is no pending action, suit, proceeding, investigation or claim by a third party challenging (A) the ownership or validity of any material trademark of the Company or the Subsidiary or (B) the Company’s or the Subsidiary’s use of any intellectual property owned by a third party.

(xvii) IT Systems. To the Company’s Knowledge, none of the intellectual property employed by the Company, the Subsidiary or any of their consolidated subsidiaries has been obtained or is being used by the Company, the Subsidiary or any of their consolidated subsidiaries in violation of any contractual obligation binding on the Company, the Subsidiary or any of their consolidated subsidiaries or any of their respective officers, directors or employees or otherwise in material violation of the rights of any persons. The Company, the Subsidiary and their consolidated subsidiaries own or have a valid right to access and use all computer systems, networks, hardware, software, databases, websites, and equipment used to process, store, maintain and operate data, information, and functions used in connection with the business of the Company, the Subsidiary and their consolidated subsidiaries (the “Company IT Systems”). The Company IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company, the Subsidiary and their consolidated subsidiaries as currently conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company, the Subsidiary and their consolidated subsidiaries have implemented commercially reasonable backup, security and disaster recovery technology consistent in all material respects with applicable regulatory standards and customary industry practices.

(xviii) No Violations or Defaults. None of the Company, the Subsidiary or any of their consolidated subsidiaries is (a) in violation of its respective charter, by-laws, operating agreement, certificate of formation or other organizational documents, or in breach of or otherwise in default, and (b) no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance of any material obligation, agreement, covenant or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company, the Subsidiary or any of their consolidated subsidiaries is subject, other than, with respect to this clause (b), such breaches or defaults that, individually or in the aggregated, would not have a Material Adverse Effect. With respect to the obligations under clause (b) above, which are material to the Company, the Company has not received or sent any notice of termination or intentions to terminate, and no such termination has been threatened to the Company’s Knowledge, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(xix) Taxes. The Company, the Subsidiary and their consolidated subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any taxes, whether or not shown such returns, other than any which the Company, the Subsidiary or any of their consolidated subsidiaries is contesting in good faith. There is no material pending dispute with any taxing authority relating to any of such returns, and neither the Company nor the Subsidiary has knowledge of any material proposed liability for any tax to be imposed upon the properties or assets of the Company, the Subsidiary or any of their consolidated subsidiaries for which there is not an adequate reserve (established in conformity with generally accepted accounting principles in the United States) reflected in the Company’s and the Subsidiary’s financial statements included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(xx) Exchange Listing and Exchange Act Registration. The Class A Common Stock is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is included or approved for listing on the NASDAQ Global Market and the Company has taken no action designed to or likely to have the effect of, terminating the registration of the Class A Common Stock under the Exchange Act or delisting the Class A Common Stock from the NASDAQ Global Market nor has the Company received any notification that the Commission or the NASDAQ Global Market is contemplating terminating such registration or listing. To the Company’s knowledge, it has complied with the applicable listing requirements of the NASDAQ Global Market for maintenance of and inclusion of the Class A Common Stock thereon.

(xxi) Sufficient Disclosure. There is no franchise, contract or other document of a character required to be described in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required (and the Registration Statement and the Time of Sale Disclosure Package contain in all material respects the same description of the foregoing matters contained in the Prospectus); and the statements in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus under the captions “Material U.S. Federal Tax Considerations for Non-U.S. Holders of Class A Common Stock” and “Underwriting”, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(xxii) Ownership of Other Entities. Other than the direct and indirect subsidiaries of the Company listed in Exhibit 21 to the registration statement (No. 333-199394) filed in connection with the initial public offering, the Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity. As used in this Agreement with respect to the Company, “subsidiaries” shall mean direct and indirect subsidiaries of the Company and the Subsidiary.

(xxiii) Internal Controls. The Company and its consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company’s internal control over financial reporting is effective and neither the Company nor the Subsidiary is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company, the Subsidiary or any of their consolidated subsidiaries who have a significant role in the Company’s internal controls; and since the end of the latest audited fiscal year, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s board of directors has, subject to the exceptions, cure periods and the phase-in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Company’s board of directors and/or the audit committee has adopted a charter that satisfies the requirements of the Exchange Rules.

(xxiv) No Brokers or Finders. Other than as contemplated by this Agreement, none of the Company, the Subsidiary or any of their consolidated subsidiaries has incurred or will incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xxv) Insurance. The Company, the Subsidiary and each of their consolidated subsidiaries carries, or is covered by, insurance from reputable insurers in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and the properties of their consolidated subsidiaries and as is customary for companies engaged in similar businesses in similar industries; all policies of insurance and any fidelity or surety bonds insuring the Company, the Subsidiary or any of their consolidated subsidiaries or its business, assets, employees, officers and directors are in full force and effect; the Company, the Subsidiary and their consolidated subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company, the Subsidiary or any of their consolidated subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of the Company, the Subsidiary or any of their consolidated subsidiaries has been refused any insurance coverage sought or applied for; and none of the Company, the Subsidiary or any of their consolidated subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(xxvi) Investment Company Act. None of the Company, the Subsidiary or any of their consolidated subsidiaries is, and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will be an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(xxvii) Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in material compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission thereunder that are then in effect and with which the Company is required to comply as of the effectiveness of the Registration Statement.

(xxviii) Disclosure Controls. To the extent required under applicable laws, the Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its consolidated subsidiaries, is made known to the principal executive officer and the principal financial officer.

(xxix) Anti-Bribery and Anti-Money Laundering Laws. Each of the Company, the Subsidiary and their consolidated subsidiaries, and, to the Company’s Knowledge, any of their respective affiliates, officers, directors, managers, agents, or employees, has not violated, its participation in the offering will not violate, and the Company, the Subsidiary and each of their consolidated subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance with, each of the following laws: (A) anti-bribery laws, including, but not limited to, any applicable law, rule, or regulation of any locality, including, but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope or (B) anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws, rules, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.

(xxx) OFAC.

(A) None of the Company, the Subsidiary or any of their consolidated subsidiaries, or, to the Company’s Knowledge, any of their respective directors, officers or employees, or any agent, affiliate or representative of the Company, the Subsidiary or any of their consolidated subsidiaries, is an individual or entity that is, or is owned or controlled by an individual or entity that is:

(1) the subject of any sanctions administered or enforced by the U.S. government (including, without limitation, the U.S. Department of Treasury’s Office of Foreign Assets Control), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), or

(2) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria).

(B) None of the Company, the Subsidiary or any of their consolidated subsidiaries will, directly or indirectly, use the proceeds of the offering of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity:

(1) to fund or facilitate any activities or business of or with any individual or entity or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions, or

(2) in any other manner that will result in a violation of Sanctions by any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise).

(C) For the past five years, none of the Company, the Subsidiary or any of their consolidated subsidiaries has knowingly engaged in, and is not now knowingly engaged in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions; and the Company, the Subsidiary and their consolidated subsidiaries, will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding or facilitation, is the subject or the target of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of Sanctions.

(D) None of the Company, the Subsidiary or any of their consolidated subsidiaries or, to the Company’s Knowledge, any director, officer, employee, agent, affiliate, joint venture partner or other person associated with or acting on behalf of the Company, the Subsidiary or any of their consolidated subsidiaries has engaged in activities sanctionable under the Iran Sanctions Act, the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Threat Reduction and Syria Human Rights Act of 2012, the National Defense Authorization Act for the Fiscal Year 2012, the National Defense Authorization Act for the Fiscal Year 2013, Executive Order Nos. 13628, 13622 and 13608, or any other U.S. economic sanctions relating to Iran (collectively, the “Iran Sanctions”); and neither the Company nor the Subsidiary will engage in any activities or business that would subject it to sanction under the Iran Sanctions.

(xxxi) Compliance with Environmental Laws. Except as disclosed in the Time of Sale Disclosure Package and the Prospectus, none of the Company, the Subsidiary or any of their consolidated subsidiaries is, or has been, in violation of any statute, any rule, regulation, decision or order of any Governmental Authority or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim. None of the Company, the Subsidiary or any of their consolidated subsidiaries anticipates incurring any material capital expenditures relating to compliance with Environmental Laws.

(xxxii) Compliance with Occupational Laws. The Company, the Subsidiary and each of their consolidated subsidiaries (A) is in compliance, in all respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all Governmental Authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (B) has received all permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (C) is in compliance, in all respects, with all terms and conditions of such permit, license or approval, except where such non-compliance with Occupational Laws, failure to receive required permits, licenses or other approvals, or such non-compliance with all terms and conditions of such permits, licenses or other approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s Knowledge, threatened against the Company, the Subsidiary or any of their consolidated subsidiaries relating to Occupational Laws, and neither the Company nor the Subsidiary has knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.

(xxxiii) ERISA and Employee Benefits Matters.

(A) To the Company’s Knowledge, no “prohibited transaction” as defined under Section 406 of ERISA or Section 4975 of the Code and not exempt under ERISA Section 408 and the regulations and published interpretations thereunder has occurred with respect to any Employee Benefit Plan. At no time has the Company, the Subsidiary or any ERISA Affiliate maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any Employee Benefit Plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA or any multiple employer plan for which the Company or any ERISA Affiliate has incurred or could incur liability under Section 4063 or 4064 of ERISA. No Employee Benefit Plan provides or promises, or at any time provided or promised, retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law. Each Employee Benefit Plan is and has been operated in material compliance with its terms and all applicable laws, including, but not limited to, ERISA and the Code and, to the Company’s Knowledge, no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Company, the Subsidiary or any

ERISA Affiliate to any material tax, fine, lien, penalty or liability imposed by ERISA, the Code or other applicable law. Each Employee Benefit Plan intended to be qualified under Code Section 401(a) is so qualified and has a favorable determination or opinion letter from the IRS upon which it can rely, and any such determination or opinion letter remains in effect and has not been revoked; to the Company’s Knowledge, nothing has occurred since the date of any such determination or opinion letter that is reasonably likely to adversely affect such qualification.

(B) As used in this Agreement, “Code” means the Internal Revenue Code of 1986, as amended; “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, including, without limitation, all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which (x) any current or former employee, director or independent contractor of the Company, the Subsidiary or any of their consolidated subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of its respective consolidated subsidiaries or (y) the Company, the Subsidiary or any of their consolidated subsidiaries has had or has any present or future obligation or liability; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; “ERISA Affiliate” means any member of the Company’s controlled group as defined in Code Section 414(b), (c), (m) or (o).

(xxxiv) Labor Matters. Neither the Company nor the Subsidiary has any obligations under any collective bargaining agreement with any union and no organizational efforts are underway with respect to Company or Subsidiary employees. No labor problem or dispute with the employees of the Company or, to the Company’s Knowledge is threatened or imminent, and neither the Company nor the Subsidiary is aware of any existing or imminent labor disturbance by the employees of any of their principal suppliers, contractors or customers, that would reasonably be expected to have a Material Adverse Effect. Neither the Company nor the Subsidiary is aware that any key employee or significant group of employees of the Company, the Subsidiary or any of their consolidated subsidiaries plans to terminate employment with the Company or the Subsidiary. There is no unfair labor practice complaint pending or, to the Company’s Knowledge, threatened against the Company, the Subsidiary or any of their consolidated subsidiaries before the National Labor Relations Board. To the Company’s Knowledge, there have been no violations of any federal, state, local or foreign laws relating to discrimination in the hiring, promotion or pay of employees or any applicable wage and hour laws of the Company and the Subsidiary.

(xxxv) Restrictions on Subsidiary Payments to the Company. No consolidated subsidiary of the Company or the Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company or the Subsidiary, as the case may be, from making any other distribution on such consolidated subsidiary’s capital stock, from repaying to the Company or the Subsidiary, as the case may be, any loans or advances to such consolidated subsidiary from the Company or the Subsidiary or from transferring any of such consolidated subsidiary’s property or assets to the Company, the Subsidiary or any other consolidated subsidiary of the Company or the Subsidiary, as the case may be, except as described in or contemplated by the Time of Sale Disclosure Package and the Prospectus.

(xxxvi) Disclosure of Legal Matters. There are no statutes, regulations, legal or governmental proceedings or contracts or other documents required to be described in the Time of Sale Disclosure Package or in the Prospectus or included as exhibits to the Registration Statement that are not described or included as required.

(xxxvii) Statistical and Market Information. Any third-party statistical, industry-related and market-related data included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects, and the disclosures relating to such data agree in all material respects with the sources from which they are derived.

(xxxviii) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company, the Subsidiary or any of their consolidated subsidiaries, on the one hand, and any of the directors, officers, stockholders, customers or suppliers of the Company, the Subsidiary or any of their consolidated subsidiaries, on the other, that is required by the Act or the Rules and Regulations to be described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus and that is not so described in such documents. As of the date of the initial filing of the Registration Statement, there were no outstanding personal loans made, directly or indirectly, by the Company to any director or executive officer of the Company.

(xxxix) No Rating. None of the Company, the Subsidiary or any of their consolidated subsidiaries have any debt securities or preferred stock that is rated by any “nationally recognized statistical rating organization” (as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations).

(xl) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(b) Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with, the several Underwriters as follows:

(i) Delivery of Securities. Such Selling Stockholder has good and valid title to the Securities to be sold at the First Closing Date or at any Second Closing Date by such Selling Stockholder hereunder (other than the Securities to be issued upon exchange of LLC Units), free and clear of all liens, encumbrances, equities or adverse claims; such Selling Stockholder will have, immediately prior to the First Closing Date or at any Second Closing Date assuming due issuance of any Shares to be issued upon exchange of LLC Units, good and valid title to the Securities to be sold at the First Closing Date or at any Second Closing Date by such Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the certificates representing such Shares and payment therefor pursuant hereto, good and valid title to such Securities, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters; assuming that none of such Underwriters has received notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code as in effect in the State of New York) to such Securities, each such Underwriter will have acquired a security entitlement to such Securities, and no action based on any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code as in effect in the State of New York) may be asserted against such Underwriter with respect to such security entitlement. For purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede & Co. or another nominee designated by The Depository Trust Company (“DTC”), in each case on the Company’s share registry in accordance with its Amended and Restated Certificate of Incorporation, Bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(ii) Custody Agreement. Such Selling Stockholder has full right, power and authority to enter into a Letter of Transmittal and Custody Agreement (“Custody Agreement”), with American Stock Transfer & Trust Company, LLC, as Custodian (the “Custodian”); pursuant to the Custody Agreement such Selling Stockholder has placed in custody with the Custodian, for delivery under this Agreement, the book-entry certificates representing the Securities to be sold by such Selling Stockholder.

(iii) Power of Attorney. Such Selling Stockholder has the full right, power and authority to enter into an irrevocable power of attorney (a “Power of Attorney”) authorizing and directing Russell Bendel and Ira Fils, as attorneys-in-fact (the “Attorneys-in-Fact”), or either of them, to effect the sale and delivery of the Securities being sold by such Selling Stockholder, to enter into this Agreement and to take all such other action as may be necessary hereunder.

(iv) Authorization; No Conflicts; Authority. This Agreement, the Custody Agreement and the Power of Attorney have each been duly authorized (if such Selling Stockholder is not a natural person), executed and delivered by or on behalf of such Selling Stockholder and each constitutes a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or laws affecting the rights of creditors generally and subject to general principles of equity. The execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, (B) result in any violation of the provisions of such Selling Stockholder’s charter or by-laws (or similar organizational documents, if such Selling Stockholder is not a natural person) or (C) result in the violation of any law, regulation, order or decree applicable to such Selling Stockholder, except in the case of clauses (A) and (C) hereof, for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, impair in any material respect such Selling Stockholder’s ability to perform its obligations hereunder and thereunder. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Securities being sold by such Selling Stockholder, except such as may be required under the Act or state securities laws or blue sky laws or the rules of FINRA. Such Selling Stockholder has full power and authority to enter into this Agreement, the Custody Agreement and the Power of Attorney and to consummate the transactions contemplated hereby and thereby, including to sell, assign, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder.

(v) Registration Rights. Such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except as described or incorporated by reference in the Registration Statement.

(vi) No Other Offering Materials. Such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Act to be distributed by such Selling Stockholder; provided, however, that no Selling Stockholder has made nor will make any offer relating to the Securities that would constitute a free writing prospectus except a Permitted Free Writing Prospectus (as defined below) authorized by the Company and the Underwriters for distribution in accordance with the provisions of Section 4(a)(xiii) hereof.

(vii) Accurate Disclosure; Compliance with the Act. Neither the Registration Statement nor any amendment thereto, at the effective time of each part thereof, contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Time of Sale, neither (A) the Time of Sale Disclosure Package nor (B) any issuer free writing prospectus, when considered together with the Time of Sale Disclosure Package, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither the Prospectus nor supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) of the Rules and Regulations, at the First Closing Date or at any Second Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties in this Section 2(b)(vii) with respect to any Selling Stockholder apply only to the extent that any statements in or omissions from a Registration Statement, the Time of Sale Disclosure Package or the Prospectus are based on written information concerning such Selling Stockholder furnished to the Company by such Selling Stockholder specifically for use therein (any written information concerning any Selling Stockholder furnished to the Company by such Selling Stockholder specifically for such use being referred to as the “Selling Stockholder Information”); provided, however, that such Selling Stockholder makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter expressly for use in such Registration Statement, Time of Sale Disclosure Package or Prospectus.

(viii) Selling Stockholder Information in Issuer Free Writing Prospectuses. All Selling Stockholder Information furnished by such Selling Stockholder contained in any issuer free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that such Selling Stockholder notified or notifies the Company and the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement, any Preliminary Prospectus or the Prospectus; provided, however, that such Selling Stockholder makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter expressly for use in such issuer free writing prospectus. If at any time following issuance of an issuer free writing prospectus there occurred or occurs an event or development as a result of which such Selling Stockholder Information, if republished immediately following such event or development, conflicted or would conflict with the information then contained in the Registration Statement, any Preliminary Prospectus or the Prospectus or as a result of which such Selling Stockholder Information would include any untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, such Selling Stockholder has promptly notified or will promptly notify the Company and the Representatives and will provide the Company with all necessary information so as to correct such untrue statement or omission.

(ix) No Inside Information. The sale of the Securities by such Selling Stockholder pursuant to this Agreement is not prompted by any material information concerning the Company or any of its subsidiaries that is not set forth in the Time of Sale Disclosure Package and Prospectus.

(x) No FINRA Member Affiliation. Neither such Selling Stockholder nor any of his, her or its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with any member firm of FINRA or is a person associated with a member (within the meaning of the FINRA By-Laws) of FINRA.

(c) Effect of Certificates. Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; any certificate signed by or on behalf of any Selling Stockholder as such and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

3. Purchase, Sale and Delivery of Securities.

(a) Firm Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth each Selling Stockholder, severally and not jointly, agrees to sell the number of Firm Shares set forth opposite the name of such Selling Stockholder in Schedule I hereto, to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholders the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto. The purchase price for each Firm Share shall be $[●] per share. The obligation of each Underwriter to the Selling Stockholders shall be to purchase from the Selling Stockholders that number of Firm Shares (to be adjusted by the Representatives to avoid fractional shares) which represents the same proportion of the number of Firm Shares to be sold by the Selling Stockholders pursuant to this Agreement as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto represents to the total number of Firm Shares to be purchased by all Underwriters pursuant to this Agreement. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (d) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified in Schedule II.

(b) Option Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each Selling Stockholder, with respect to the number of Option Shares set forth opposite the name of such Selling Stockholder on Schedule I hereto, hereby grants to the several Underwriters an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised in whole or in part at any time within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the Representatives to the Company and to the Attorneys-in-Fact setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option and the date and time, as determined by you, when the Option Shares are to be delivered, but in no event earlier than the First Closing Date (as defined below) nor earlier than the second business day or later than the tenth business day after the date on which the option shall have been exercised. If the option is exercised, the obligation of each Underwriter shall be to purchase from the Selling Stockholders granting an option to purchase the Option Shares, up to

750,000 Option Shares, that number of Option Shares (to be adjusted by the Representatives to avoid fractional shares) represented on Schedule I hereto. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as the number of Firm Shares to be purchased by such Underwriter is of the total number of Firm Shares to be purchased by the several Underwriters, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

(c) Payment and Delivery.

(i) The Securities to be purchased by each Underwriter hereunder, in book-entry form in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company and the Selling Stockholders, shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representatives, through the facilities of the DTC, for the account of such Underwriter, with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Selling Stockholders to the Representatives at least forty-eight hours in advance. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 10:00 a.m., New York City time, on [●], 2015 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Option Shares, 10:00 a.m., New York City time, on the date specified by the Representatives in each written notice given by the Representatives of the Underwriters’ election to purchase such Option Shares, or such other time and date as the Representatives, the Company and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Closing Date,” each such time and date for delivery of the Option Shares, if not the First Closing Date, is herein called a “Second Closing Date” and each such time and date for delivery is herein called a “Closing” or “Closing Date.”

(ii) The documents to be delivered at each Closing by or on behalf of the parties hereto pursuant to Section 5 hereof, including the cross receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 5(m) hereof, will be delivered at the offices of Gibson, Dunn & Crutcher LLP, 3161 Michelson Drive, Suite 1200, Irvine, CA 92612 (the “Closing Location”), and the Securities will be delivered to the Representatives, through the facilities of the DTC, for the account of such Underwriters, all at such Closing. A meeting will be held at the Closing Location at 10:00 a.m., New York City time, on the New York Business Day next preceding such Closing, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 3, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

(d) Purchase by Representatives on Behalf of Underwriters. It is understood that you, individually and not as the Representatives, may (but shall not be obligated to) make payment to the Selling Stockholders, on behalf of any Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company or any Selling Stockholder.

4. Covenants.

(a) Covenants of the Company. Each of the Company and the Subsidiary jointly and severally covenants and agrees with each of the Underwriters as follows:

(i) Required Filings. The Company will prepare and file a Prospectus with the Commission containing the Rule 430A Information omitted from the Preliminary Prospectus within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430A of the Rules and Regulations. If the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act and the Rule 462(b) Registration Statement has not yet been filed and become effective, the Company will prepare and file the Rule 462 Registration Statement with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b) and the Act. The Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus that, in your opinion, may be reasonably necessary or advisable in connection with the distribution of the Securities by the Underwriters; and the Company will furnish the Representatives and counsel for the Underwriters a copy of any proposed amendment or supplement to the Registration Statement or Prospectus and will not file any amendment or supplement to the Registration Statement or Prospectus to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

(ii) Notification of Certain Commission Actions. The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any issuer free writing prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

(iii) Continued Compliance with Securities Laws.

(A) Within the time during which a prospectus (assuming the absence of Rule 172) relating to the Securities is required to be delivered under the Act by any Underwriter or dealer, the Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Time of Sale Disclosure Package and the Prospectus. If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective investors, the Time of Sale Disclosure Package) to comply with the Act, the Company promptly will (x) notify you of such untrue statement or omission, (y) amend the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) (at the expense of the Company) so as to correct such statement or omission or effect such compliance and (z) notify you when any amendment to the Registration Statement is filed or becomes effective or when any supplement to the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) is filed.

(B) If at any time following issuance of an issuer free writing prospectus there occurred or occurs an event or development as a result of which such issuer free writing prospectus conflicted or would conflict with the information contained in the Registration Statement, any Preliminary Prospectus or the Prospectus relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company (x) has promptly notified or promptly will notify the Representatives of such conflict, untrue statement or omission, (y) has promptly amended or will promptly amend or supplement, at its own expense, such issuer free writing prospectus to eliminate or correct such conflict, untrue statement or omission and (z) has notified or promptly will notify you when such amendment or supplement was or is filed with the Commission to the extent required to be filed by the Rules and Regulations.

(iv) Blue Sky Qualifications. The Company shall take or cause to be taken all necessary action to qualify the Securities for sale under the securities laws of such domestic United States or foreign jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

(v) Provision of Documents. The Company will furnish, at its own expense, to the Underwriters and counsel for the Underwriters copies of the Registration

Statement (three of which will be signed and will include all consents and exhibits filed therewith), and to the Underwriters and any dealer each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any issuer free writing prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request.

(vi) Rule 158. The Company will make generally available to its security holders as soon as practicable, but in no event later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement (which, for purposes of this paragraph, will be deemed to be the effective date of the Rule 462(b) Registration Statement, if applicable) that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

(vii) Payment and Reimbursement of Expenses. The Company and the Subsidiary, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s and the Subsidiary’s accountants and counsel and any separate counsel of any Selling Stockholder but, except as otherwise provided below, not including fees of the Underwriters’ counsel) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules and exhibits thereto), the Securities, each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any issuer free writing prospectus and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including blue sky memoranda (covering the states and other applicable jurisdictions), (C) all reasonable and documented filing fees and fees and disbursements of the Underwriters’ counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which you shall designate (such fees and expenses of counsel not to exceed $15,000), (D) the fees and expenses of the Custodian and any transfer agent or registrar, (E) the filing fees and reasonable and documented fees and disbursements of Underwriters’ counsel incident to any required review and approval by FINRA of the terms of the sale of the Securities (such fees and expenses of counsel not to exceed $25,000), (F) listing fees, if any, (G) the cost and expenses of the Company and the Subsidiary relating to investor presentations or any “road show” undertaken in connection with marketing of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company, the Subsidiary and any such consultants (other than representatives of the Underwriters), and fifty percent (50%) of the cost of any aircraft chartered with the prior written consent of each of the Company and the representatives of the Underwriters in connection with the road show, and (H) all other reasonable costs and expenses of the Company, any Selling Stockholder and the Subsidiary incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. If this Agreement is terminated by the Representatives pursuant to Section 9(a)(i) or (ii) hereof or if the sale of the Securities provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company, the Selling Stockholders or the Subsidiary to perform any agreement on its or their part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company, the Selling Stockholders or the Subsidiary is not fulfilled, the Company and the Subsidiary or such Selling Stockholder, as the case may be, will reimburse the several Underwriters for all out-of-pocket accountable disbursements (including, but not limited to, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges, subject to the limitations set forth in (E) and (G)) reasonably incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder.

(viii) Company Lock-Up. The Company and the Subsidiary will not, without the prior written consent of Piper Jaffray & Co., Robert W. Baird & Co. Incorporated and Wells Fargo Securities, LLC, from the date of execution of this Agreement and continuing to and including the date 90 days after the date of the Prospectus (the “Lock-Up Period”), (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock or Membership Interests or any securities convertible into or exercisable or exchangeable for Class A Common Stock or Membership Interests; (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Class A Common Stock or Membership Interests, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Class A Common Stock, Membership Interests or such other securities, in cash or otherwise; (C) file or cause to be filed a registration statement including any amendments thereto, with respect to the registration of Class A Common Stock; or (D) publicly disclose the intention to do any of the foregoing, except (x) to the Underwriters pursuant to this Agreement or (y) in connection with (i) the issuance of any securities by the Company or the Subsidiary upon the exercise or settlement of options disclosed as outstanding in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, (ii) the issuance of employee stock options pursuant to stock option plans described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus or (iii) the issuance of Class A Common Stock to holders of membership units of the Subsidiary (“LLC Units”) issued upon the exchange of LLC Units in accordance with the Subsidiary’s Amended and Restated Limited Liability Company Agreement, provided, that (1) the restrictions set forth herein shall continue to apply to the shares of Class A Common Stock received in such exchange and (2) any filing made pursuant to Section 16 of the Exchange Act in connection with such exchange shall include disclosure substantially as follows: “The shares of Class A Common Stock of The Habit Restaurants, Inc. received as a result of the exchange of membership units of The Habit Restaurants, LLC may not be sold or otherwise transferred, subject to certain exceptions, until the expiration of a lock-up agreement entered into by the undersigned in connection with an offering of securities by The Habit Restaurants, Inc. The Company and the Subsidiary agree not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

(ix) Stockholder Lock-Ups. The Company has caused to be delivered to you prior to the date of this Agreement a letter, substantially in the form of Exhibit A hereto (the “Lock-Up Agreement”), from each individual or entity listed on Schedule III. The Company will enforce the terms of each Lock-Up Agreement and issue stop-transfer instructions to its transfer agent and registrar for the Class A Common Stock or Membership Interests with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.

(x) No Market Stabilization or Manipulation. Neither the Company nor the Subsidiary has taken or will take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company or the Subsidiary to facilitate the sale or resale of the Securities, or has effected any sales of Class A Common Stock which are required to be disclosed in response to Item 701 of Regulation S-K under the Act which have not been so disclosed in the Registration Statement.

(xi) SEC Reports. The Company will file on a timely basis with the Commission such periodic and special reports as required by the Rules and Regulations.

(xii) Free Writing Prospectuses. Each of the Company and the Subsidiary represents and agrees that, unless it obtains the prior written consent of the Representatives, and each Underwriter severally represents and agrees that, unless it obtains the prior written consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an issuer free writing prospectus or that would otherwise constitute a free writing prospectus required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule IV. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of the Company and the Subsidiary represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an issuer free writing prospectus, and has complied and will comply with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Permitted Free Writing Prospectus. The Company agrees not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of the Company that otherwise would not be required to be filed by the Company thereunder, but for the action of the Company. Each Underwriter severally represents and agrees that (A) it has not distributed, and will not distribute, any Written Testing-the-Waters Communication and (B) no Testing-the-Waters Communication was undertaken by it.

(xiii) Emerging Growth Company. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (A) completion of the distribution of Securities within the meaning of the Act and (B) completion of the 90-day restricted period referenced to in Section 4(a)(ix) hereof.

(b) Covenants of the Selling Stockholders. Each Selling Stockholder covenants and agrees with the several Underwriters as follows:

(i) Payment of Expenses and Reimbursement. Such Selling Stockholder will pay all taxes, if any, on the transfer and sale, respectively, of the Securities being sold by such Selling Stockholder, the fees of such Selling Stockholder’s personal counsel (if in addition to the one counsel provided by the Company in connection with the Offering), accountant or other adviser.

(ii) No Market Stabilization or Manipulation. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(iii) Irrevocable Agreement. The Securities to be sold by such Selling Stockholder, represented by the certificates on deposit with the Custodian pursuant to the Custody Agreement of such Selling Stockholder, are subject to the interest of the several Underwriters; the arrangements made for such custody are, except as specifically provided in the Custody Agreement, irrevocable; and the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of such Selling Stockholder, by operation of law, whether by the liquidation, dissolution or merger of such Selling Stockholder, by the death of such Selling Stockholder, or by the occurrence of any other event. If such Selling Stockholder should liquidate, dissolve or be a party to a merger or if any other such event should occur before the delivery of the Securities hereunder, certificates for the Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such liquidation, dissolution, merger or other event had not occurred, whether or not the Custodian shall have received notice thereof.

(iv) Continued Compliance with Securities Laws. Such Selling Stockholder shall immediately notify you if any change in the Selling Stockholder Information relating to such Selling Stockholder stated in the Time of Sale Disclosure Package or in the Prospectus or any supplement thereto or any Permitted Free Writing Prospectus, which results in the Time of Sale Disclosure Package or in the Prospectus (as amended or supplemented) or any Permitted Free Writing Prospectus including an untrue statement of a material fact or omitting to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v) Form W-9. Such Selling Stockholder shall deliver to the Custodian or the Representatives, as appropriate, prior to the First Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and any Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of its obligations hereunder and to the following additional conditions:

(a) Required Filings; Absence of Certain Commission Actions. All filings required by Rules 424, 430A and 433 of the Rules and Regulations shall have been timely made (without reliance on Rule 424(b)(8) or Rule 164(b)); no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any issuer free writing prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any issuer free writing prospectus or otherwise) shall have been complied with.

(b) Continued Compliance with Securities Laws. No Underwriter shall have advised the Company that (i) the Registration Statement or any amendment thereof or supplement thereto contains an untrue statement of a material fact which, in your reasonable opinion, is material or omits to state a material fact which, in your reasonable opinion, is required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any issuer free writing prospectus contains an untrue statement of fact which, in your reasonable opinion, is material, or omits to state a fact which, in your reasonable opinion, is material and is required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c) Absence of Certain Events. Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package and the Prospectus, none of the Company, the Subsidiary or any of their consolidated subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock or limited liability company interests, as the case may be; and there shall not have been any change in the capital stock or the limited liability company interests, or any material change in the short-term or long-term debt of the Company or the Subsidiary (other than as a result of the conversion of convertible securities), or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock or the limited liability company interests of the Company, the Subsidiary or any of their consolidated subsidiaries, or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), that, in your judgment, is so material and adverse as to make it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Time of Sale Disclosure Package and in the Prospectus.

(d) Opinion of Company Counsel. On each Closing Date, there shall have been furnished to you, as the Representatives, the opinion of Ropes & Gray LLP, counsel for the Company and the Subsidiary, dated such Closing Date and addressed to you in a form and substance satisfactory to the Representatives.

(e) Opinion of Underwriters’ Counsel. On each Closing Date, there shall have been furnished to you, as the Representatives, such opinion or opinions from Gibson Dunn & Crutcher LLP, counsel for the several Underwriters, dated such Closing Date and addressed to you, in a form and substance satisfactory to the Representatives.

(f) Opinion of Selling Stockholder Counsel. On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Ropes & Gray LLP, counsel for certain of the Selling Stockholders and all of the Selling Stockholders with respect to certain matters, the opinion of [Fell, Marking, Abkin, Montgomery, Granet & Raney, LLP], counsel for certain of the Selling Stockholders, and the opinion of [Proskauer Rose LLP], counsel for certain of the Selling Stockholders, each dated such Closing Date and addressed to you, in a form and substance satisfactory to the Representatives.

(g) Comfort Letter. On the date hereof, on the effective date of any post-effective amendment to the Registration Statement filed after the date hereof and on each Closing Date you, as the Representatives, shall have received a letter of Moss Adams LLP, dated such date and addressed to you, in form and substance satisfactory to the Representatives.

(h) Officers’ Certificate. On each Closing Date, there shall have been furnished to you, as the Representatives, a certificate, dated such Closing Date and addressed to you, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

(i) The representations and warranties of the Company and the Subsidiary in this Agreement are true and correct as if made at and as of such Closing Date, and the Company and the Subsidiary have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to such Closing Date; and

(ii) no stop order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any issuer free writing prospectus, has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body.

(i) Secretary’s Certificate.

(i) On each Closing Date, there shall have been furnished to you, as the Representatives, a certificate, dated as of such Closing Date and addressed to you, signed by the Secretary or Assistant Secretary of the Company, certifying (i) that the Amended and Restated Certificate of Incorporation and Bylaws, as amended of the Company are true and complete, have not been modified and are in full force and effect, (ii) that the resolutions of the Company’s Board of Directors relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified, (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission, and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

(ii) On each Closing Date, there shall have been furnished to you, as the Representatives, a certificate, dated as of such Closing Date and addressed to you, signed by the Secretary or Assistant Secretary of the Subsidiary, certifying (i) that the Amended and Restated Certificate of Formation and the Amended and Restated Limited Liability Company Agreement, as amended, of the Subsidiary are true and complete, have not been modified and are in full force and effect and (ii) that the resolutions of the Subsidiary’s Managing Member relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified. The documents referred to in such certificate shall be attached to such certificate.

(j) Selling Stockholder Certificate. On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, a certificate or certificates, dated such Closing Date and addressed to you, signed by each of the Selling Stockholders or either of such Selling Stockholder’s Attorneys-in-Fact to the effect that such representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as if made at and as of such Closing Date, and that such Selling Stockholder has complied with all the agreements and satisfied all the conditions on such Selling Stockholder’s part to be performed or satisfied at or prior to such Closing Date.

(k) Lock-Up Agreements. The Underwriters shall have received all of the Lock-Up Agreements referenced in Section 4 and the Lock-Up Agreements shall remain in full force and effect.

(l) Other Documents. The Company shall have furnished to you and counsel for the Underwriters such additional documents, certificates and evidence as the Representatives may have reasonably requested.

(m) FINRA No Objections. FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements related to the offering of the Securities.

(n) Exchange Listing. The Securities to be delivered on such Closing Date will have been approved for listing on the NASDAQ Global Market, subject to official notice of issuance and satisfactory evidence of such actions shall have been provided to the Representatives.

(o) All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and counsel for the Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

6. Indemnification and Contribution.

(a) Indemnification by the Company. The Company and the Subsidiary each agrees, jointly and severally, to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the 430A Information and any other information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any issuer free writing prospectus, any issuer information that the Company or the Subsidiary has filed or is required to file pursuant to Rule 433(d) of the Rules and Regulations, or any road show as defined in Rule 433(h) under the Act (a “road show”), or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (x) neither the Company nor the Subsidiary will be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company or the Subsidiary by you, or by any Underwriter through you, specifically for use in the preparation thereof; it being understood and agreed that the only information furnished by an Underwriter consists of the information described as such in Section 6(f) and (y) neither the Company nor the Subsidiary will be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Selling Stockholder Information.

(b) Indemnification by the Selling Stockholders. Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of such Selling Stockholder), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the 430A Information and any other information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any issuer free writing prospectus, any issuer information that the Company or the Subsidiary has filed or is required to file pursuant to Rule 433(d) of the Rules and Regulations, or any road show, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (x) a Selling Stockholder shall be liable in any such case only to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with Selling Stockholder Information relating to such Selling Stockholder, and (y) in no event shall any Selling Stockholder’s liability hereunder exceed the aggregate amount of net proceeds (after deducting Underwriters’ discounts and commissions) received by such Selling Stockholder from the sale of the Securities pursuant to this Agreement.

(c) Indemnification by the Underwriters. Each Underwriter will, severally and not jointly, indemnify and hold harmless each of the Company, the Subsidiary, each Selling Stockholder and their affiliates, directors and officers and each person, if any, who controls each of the Company, the Subsidiary or each Selling Stockholder within the meaning of Section 15 of the Act and Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Company, the Subsidiary or any Selling Stockholder may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any issuer free writing prospectus, any issuer information that the Company or the Subsidiary has filed or is required to file pursuant to Rule 433(d) of the Rules and Regulations, or any road show, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in conformity with written information furnished to the Company or the Subsidiary by you, or by such Underwriter through you, specifically for use in the preparation thereof (it being understood and agreed that the only information furnished by an Underwriter consists of the information described as such in Section 6(f)), and will reimburse the Company, the Subsidiary and any such Selling Stockholder for any legal or other expenses reasonably incurred by the Company, the Subsidiary or such Selling Stockholder in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

(d) Notice and Procedures. Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure (through the forfeiture of substantive rights or defenses). In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the Representatives, it is advisable for the Underwriters to be represented as a group by separate counsel, the Representatives shall have the right to employ a single counsel (in addition to local counsel) to represent the Representatives and all Underwriters who may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriters under subsection (a) or (b) of this Section 6, in which event the reasonable and documented fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters as incurred. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing. In addition, no indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed) effect any settlement of any pending or threatened proceeding unless such settlement includes an unconditional release of such indemnified party for all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel pursuant to this Section 6(d), such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e) Contribution; Limitations on Liability; Non-Exclusive Remedy. If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Subsidiary, and the Selling Stockholders on the one hand, and the Underwriters, on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Subsidiary and the Selling Stockholders, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Subsidiary and the Selling Stockholders, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, the Subsidiary and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Subsidiary, the Selling Stockholders or the Underwriters and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Subsidiary, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the liability under this subsection of each Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds after underwriting discounts and commissions, but before expenses, to such Selling Stockholder from the sale of Securities sold by such Selling Stockholder hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Stockholders’ obligations in this subsection (e) to contribute are several in proportion to their respective aggregate gross proceeds received after underwriting discounts and commissions, but before expenses, from the sale of the Securities sold by the Selling Stockholders hereunder and not joint. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that might otherwise be available to any indemnified party at law or in equity.

(f) Information Provided by the Underwriters. The Underwriters severally confirm and each of the Company, the Subsidiary and each Selling Stockholder acknowledges that the statements with respect to the public offering of the Securities by the Underwriters set forth and contained in the first sentence under the heading “Commissions and Discounts” under the caption “Underwriting” and the five paragraphs under the heading “Price Stabilization, Short Positions and Penalty Bids” under the caption “Underwriting” in the Time of Sale Disclosure

Package and in the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any issuer free writing prospectus.

7. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company, the Subsidiary and the Selling Stockholders herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters, the Company, the Subsidiary and the Selling Stockholders contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company, the Subsidiary, the Selling Stockholders or any of their officers, directors or controlling persons, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder and any termination of this Agreement.

8. Substitution of Underwriters.

(a) Obligation to Purchase Under Certain Circumstances. If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased does not aggregate more than 10% of the total amount of Firm Shares set forth in Schedule II hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule II hereto except as may otherwise be determined by you) the Firm Shares that the withdrawing or defaulting Underwriters agreed but failed to purchase.

(b) Termination Under Certain Circumstances. If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased aggregates more than 10% of the total amount of Firm Shares set forth in Schedule II hereto, and arrangements satisfactory to you for the purchase of such Firm Shares by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination, none of the Company, the Subsidiary nor any Selling Stockholder shall be under any liability to any Underwriter (except to the extent provided in Section 4(a)(vii), Section 4(b)(i) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Firm Shares agreed by such Underwriter to be purchased hereunder) be under any liability to the Company or the Selling Stockholders (except to the extent provided in Section 6 hereof).

(c) Postponement of Closing. If Firm Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by any other party or parties, the Representatives or the Company shall have the right to postpone the First Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, in the Time of Sale Disclosure Package, in the Prospectus or in any other documents, as well as any other arrangements, may be effected. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 8.

(d) No Relief from Liability. No action taken pursuant to this Section 8 shall relieve any defaulting Underwriter from liability, if any, in respect of such default.

9. Termination.

(a) Right to Terminate. You, as the Representatives, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company or the Subsidiary shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters’ obligations hereunder is not fulfilled, (iii) trading on the NASDAQ Global Market or New York Stock Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NASDAQ Global Market or New York Stock Exchange, by such Exchange or by order of the Commission or any other Governmental Authority, (v) a banking moratorium shall have been declared by federal or state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States shall have occurred, or (vi) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(vii), Section 4(b)(i) and Section 6 hereof shall at all times be effective.

(b) Notice of Termination. If you elect to terminate this Agreement as provided in this Section 9, the Company and an Attorney-in-Fact, on behalf of the Selling Stockholders, shall be notified promptly by you by telephone, confirmed by letter.

10. Default by one or more of the Selling Stockholders.

(a) Default by the Selling Stockholders. If one or more Selling Stockholders shall fail at any Closing Date to sell and deliver the number of Securities which any such Selling Stockholder or Selling Stockholders is or are obligated to sell hereunder, and the remaining Selling Stockholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number of Securities to be sold by all Selling Stockholders as set forth in Schedule I, then the Underwriters may at their option, by notice from you to the Company and the non-defaulting Selling Stockholders, either (a) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Section 4(a)(vii), Section 4(b)(i) and Section 6 hereof, any non-defaulting party or (b) elect for the Underwriters to purchase the Securities which the Company and the non-defaulting Selling Stockholders have agreed to sell hereunder. In the event of a default by any Selling Stockholder as referred to in this Section, either the Representative or the Company, or by joint action only, the non-defaulting Selling Stockholders, shall have the right to postpone any Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, in the Time of Sale Disclosure Package or in the Prospectus or in any other documents or arrangements.

(b) No Relief from Liability. No action taken pursuant to this Section 10 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

11. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, (i) if to the Underwriters, shall be mailed via overnight delivery service or hand delivered via courier, to the Representatives c/o Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota 55402, to the attention of Equity Capital Markets and separately, General Counsel, c/o Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, to the attention of Equity Capital Markets and separately, General Counsel, and c/o Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, Attention: Equity Syndicate Department (Fax No.: (212) 214-5918), with a copy (which shall not constitute notice) to Gibson, Dunn & Crutcher LLP, 3161 Michelson Drive, Suite 1200, Irvine, CA 92612, to the attention of Michael E. Flynn, (ii) if to the Company and/or the Subsidiary, shall be mailed or delivered to it at The Habit Restaurants, Inc., 17320 Red Hill Ave. Suite 140, Irvine, CA 92614, to the attention of Ira Fils, Chief Financial Officer, with a copy (which shall not constitute notice) to Ropes & Gray LLP, 1211 Avenue of the Americas, New York, NY 10036, to the attention of Carl Marcellino, and (iii) if to any of the Selling Stockholders, at the address of the Attorneys in Fact as set forth in the Powers of Attorney, or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

13. Absence of Fiduciary Relationship. Each of the Company, the Subsidiary and each of the Selling Stockholders acknowledges and agrees that: (a) the Representatives have been retained solely to act as an underwriter in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company, the Subsidiary, any Selling Stockholder and the Representatives has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representatives have advised or are advising the Company, the Subsidiary or any Selling Stockholder on other matters; (b) the price and other terms of the Securities set forth in this Agreement were established by the Company and the Subsidiary and each of the Selling Stockholders following discussions and arm’s-length negotiations with the Representatives and each of the Company, the Subsidiary and each of the Selling Stockholders is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company, the Subsidiary, and any of the Selling Stockholders and that the Representatives have no obligation to disclose such interest and transactions to the Company, the Subsidiary or any Selling Stockholder by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that the Representatives are acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Representatives and the other Underwriters, and not on behalf of the Company, the Subsidiary or any Selling Stockholder; and (e) it waives to the fullest extent permitted by law, any claims it may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agrees that the Representatives shall have no liability (whether direct or indirect) to the Company, the Subsidiary or any Selling Stockholder in respect of such a fiduciary duty claim on behalf of or in right of the Company, the Subsidiary or any Selling Stockholder, including stockholders, employees or creditors of the Company or the Subsidiary.

14. Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company and the Subsidiary (each on their own behalf and, to the extent permitted by applicable law, on behalf of their stockholders and affiliates), each of the Selling Stockholders and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

15. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

16. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[Signature Page Follows]

Please sign and return to the Company the enclosed duplicates of this Agreement whereupon this Agreement will become a binding agreement between the Company, the Subsidiary, the Selling Stockholders and the several Underwriters in accordance with its terms.

Very truly yours,

THE HABIT RESTAURANTS, INC.

By

Name:
Title:

THE HABIT RESTAURANTS, LLC

By

Name:
Title:

KARPREILLY INVESTMENTS, LLC

By

Name:
Title:

KARPREILLY HB CO-INVEST, LLC

By

Name:
Title:

[Signature Page to Purchase Agreement]

The Remaining Selling Stockholders named in Schedule I hereto

By

Name:
Title:	Attorney-in-Fact

Confirmed as of the date first

above mentioned, on behalf of

themselves and the other several

Underwriters named in Schedule II

hereto.

PIPER JAFFRAY & CO.

By
Name:
Title:

ROBERT W. BAIRD & CO. INCORPORATED

By
Name:
Title:

WELLS FARGO SECURITIES, LLC

By
Name:
Title:

[Signature Page to Purchase Agreement]

HABIT RESTAURANT CO-INVEST, LLC

By: KarpReilly GP, LLC, its Managing Member

By

Name:
Title:

[Signature Page to Purchase Agreement]

SCHEDULE I

Selling Stockholders

Name	Number of Firm Shares	Number of Option Shares Assuming Full Exercise
[●]	[●]	[●]

SCHEDULE II

Underwriter	Number of Firm Shares (1)
Piper Jaffray & Co.	[●]
Robert W. Baird & Co. Incorporated	[●]
Wells Fargo Securities, LLC	[●]
Raymond James & Associates, Inc.	[●]
Stephens Inc.	[●]
Stifel, Nicolaus & Company, Incorporated	[●]

Total	5,000,000

(1)	The Underwriters may purchase up to an additional 750,000 Option Shares, to the extent the option described in Section 3(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

SCHEDULE III

List of Individuals and Entities that have Executed and Delivered Lock-Up Agreements

Directors:	Employees:
[●]	[●]

Other Stockholders:
[●]

SCHEDULE IV

Certain Permitted Free Writing Prospectuses

[●]

SCHEDULE V

Pricing Information

Price per share to public: $[●]

Number of Firm Shares to be sold by the Selling Stockholders: [●]

Number of Option Shares to be sold by the Selling Stockholders: [●]

EXHIBIT A

Form of Lock-Up Agreement

November     , 2015

PIPER JAFFRAY & CO.

ROBERT W. BAIRD & CO. INCORPORATED

WELLS FARGO SECURITIES, LLC

As Representatives of the underwriters named in

Schedule II to the Purchase Agreement referred to below

c/o	Piper Jaffray & Co.

800 Nicollet Mall

Minneapolis, Minnesota 55402

c/o	Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

c/o	Wells Fargo Securities, LLC

375 Park Avenue

4th Floor

New York, NY 10152

Re:	The Habit Restaurants – Lock-Up Agreement (the “Agreement”)

Dear Sirs:

As an inducement to Piper Jaffray & Co., Robert W. Baird & Co. Incorporated and Wells Fargo Securities, LLC (the “Representatives”) on behalf of the several underwriters (the “Underwriters”) to execute a purchase agreement (the “Purchase Agreement”) providing for a public offering (the “Offering”) of common stock (the “Common Stock”) of The Habit Restaurants, Inc., a Delaware corporation, or any successor or predecessor (by merger, conversion, reorganization, change of form, change of name or otherwise) thereto or affiliate thereof (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of the Representatives during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not: (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, any membership interests (“LLC Units”) of the Habit Restaurants, LLC (the “Subsidiary”) or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock or LLC Units (including without limitation, Common Stock or LLC Units which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission, securities which may be held as a custodian and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to, the registration of any Common Stock, LLC Units or any security convertible into or exercisable or exchangeable for Common Stock or LLC Units; or (4) publicly disclose the intention to do any of the foregoing.

The undersigned agrees that the foregoing restrictions preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned’s Securities.

The Lock-Up Period will commence on the date of this Agreement and continue and include the date 90 days after the date of the final prospectus used to sell Common Stock in the Offering pursuant to the Purchase Agreement.

Notwithstanding the foregoing, the undersigned may, without the prior written consent of the Representatives, (i) transfer the Undersigned’s Securities as a bona fide gift or gifts or charitable contribution, (ii) transfer or distribute the Undersigned’s Securities to a charitable entity, immediate family member or any trust for the direct or indirect benefit of the undersigned or an immediate family of the undersigned, (iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) transfer the Undersigned’s Securities to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (2) distribute the Undersigned’s Securities to limited partners, limited liability company members, or stockholders of the undersigned, (iv) transfer the Undersigned’s Securities to any corporation, partnership or other business entity with whom the undersigned shares in common an investment manager or advisor, in each case who has discretionary authority with respect to the undersigned, (v) if the undersigned is a trust, transfer the Undersigned’s Securities to the beneficiary of such trust, (vi) transfer or distribute the Undersigned’s Securities by will, testate succession or intestate succession or (vii) transfer or distribute the Undersigned’s Securities pursuant to the Purchase Agreement entered into with the Company in connection with this Offering; provided, in the case of clauses (i)-(vi), that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer prior to the expiration of the Lock-Up Period. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s or the Subsidiary’s equity incentive plans; provided that it shall apply to any of the Undersigned’s Securities issued upon such exercise, (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, (iii) transactions relating to shares of Common Stock acquired in open market transactions after the date of the final prospectus used to sell Common Stock, (iv) transfers of the Undersigned’s Securities that occur by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement or otherwise, (v) transfers of the Undersigned’s Securities to the Company pursuant to any contractual arrangement in effect on the date of this Letter

Agreement that provides for the repurchase of the Undersigned’s Securities by the Company or in connection with the termination of the undersigned’s employment with the Company, (vi) exchanges of LLC Units for Common Stock pursuant to the exchange provisions of the Fifth Amended & Restated Limited Liability Company Agreement of the Subsidiary (it being understood that (i) the restrictions set forth herein shall continue to apply to the Common Stock received in such exchange, and (ii) during the Lock-Up Period, any filing made pursuant to Section 16 of the Exchange Act in connection with such exchange shall include disclosure stating that the shares of Common Stock received as a result of the exchange of LLC Units may not be sold or otherwise transferred, subject to the certain exceptions described herein, until the expiration of this Agreement), or (vii) the receipt of the Undersigned’s Securities upon a vesting event of the Company’s or the Subsidiary’s securities or upon the exercise of options to purchase the Company’s or the Subsidiary’s securities, in each case on a “cashless” or “net exercise” basis or to cover tax withholding obligations of the undersigned in connection with such vesting or exercise; provided that (a) in the case of clauses (i) – (v) and (vii), no announcement or filing under Section 16(a) of the Exchange Act or otherwise, shall be required or shall be made voluntarily, in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period, and (b) in the case of (ii), such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company, the Subsidiary or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company, the Subsidiary or any other person, prior to the expiration of the Lock-Up Period.

In furtherance of the foregoing, the Company, the Subsidiary and their transfer agents and registrars are hereby authorized to decline to make any transfer of shares of Common Stock or LLC Units if such transfer would constitute a violation or breach of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that upon reasonable request, the undersigned will execute any additional documents necessary to ensure the validity or enforcement of this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all of his, her or its obligations under this Agreement if (i) the Company notifies the Underwriters that it does not intend to proceed with the Offering, (ii) the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, or (iii) the Offering is not completed by December 31, 2015.

The undersigned understands that the Company, the Subsidiary and the Underwriters are entering into the Purchase Agreement and proceeding with the Offering in reliance upon this Agreement.

This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

[Signature Page to Lock-Up Agreement Second Follow-on]